EXHIBIT 99.1

Global Geophysical Services Announces Exchange Offer for Its 10 1/2% Senior Notes Due 2017

HOUSTON, Sept. 5, 2012 (GLOBE NEWSWIRE) -- Global Geophysical Services, Inc. ("Global") (NYSE:GGS) today announced that it has commenced an offer to exchange $50,000,000 principal amount of 10½% Senior Notes due 2017, which are registered under the Securities Act of 1933 (the "new notes"), for $50,000,000 principal amount of outstanding 10½% Senior Notes due 2017, which have not been registered under the Securities Act of 1933 (the "old notes"). The terms of the new notes to be issued are identical in all material respects to the old notes, except that the new notes will have been registered under the Securities Act of 1933, will not have any of the transfer restrictions, registration rights and additional interest provisions relating to the old notes and will bear a different CUSIP number from the old notes.  Global will not receive any proceeds from the exchange offer.

The exchange offer is being conducted upon the terms and subject to the conditions set forth in the prospectus dated September 5, 2012, and the related letter of transmittal.  The exchange offer will be open for acceptance until 5:00 PM, eastern time, on Thursday, September 27, 2012, unless extended.  Persons with questions regarding the exchange offer should contact the exchange agent, Bank of New York Mellon Trust Company, N.A., at (212) 815-2742.

This press release shall not constitute an offer to exchange, nor a solicitation of an offer to exchange, the old notes.  A copy of the prospectus for the exchange offer and related letter of transmittal may be obtained by contacting the exchange agent at the telephone number listed above or by writing to The Bank of New York Mellon Trust Company, N.A., c/o The Bank of New York Mellon Corporation, 101 Barclay Street, Floor 7 East, New York, New York 10286, Attn: Corporate Trust Operations – Reorg Unit – Diane Amoroso.

Forward-Looking Statements

The statements in this release that are not historical statements, including statements regarding the exchange of the new notes for the old notes, are forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, included in this release that address activities, events or developments that Global expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements include but are not limited to statements about business outlook for the year, backlog and bid activity, business strategy, and related financial performance and statements with respect to future events. Such forward-looking statements are based on certain assumptions made by Global based on management's experience and perception of historical trends, industry conditions, market position, future operations, profitability, liquidity, backlog, capital resources and other information currently available to management and believed to be appropriate.

Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the volatility of oil and natural gas prices, disruptions in the global economy, dependence upon energy industry spending, delays, reductions or cancellations of service contracts, high fixed costs of operations, weather interruptions, inability to obtain land access rights of way, industry competition, limited number of customers, credit risk related to our customers, asset impairments, the availability of capital resources, and operational disruptions. Global's Annual Report on Form 10-K for the year ended December 31, 2011, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss some of the important risk factors identified that may affect Global's business, results of operations, and financial condition. These forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategies and liquidity. Although Global believes that the expectations reflected in such statements are reasonable, Global can give no assurance that such expectations will be correct. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. We assume no obligation to update any such forward-looking statements.

About Global Geophysical Services, Inc.

Global Geophysical Services, Inc., headquartered in Houston, TX, provides an integrated suite of geoscience and engineering solutions to the global oil and gas industry, including high-resolution RG-3D Reservoir Grade® seismic data acquisition, AUTOSEIS® autonomous nodal technology, microseismic monitoring, seismic data processing and interpretation services, Unconventional ConsultingTM, and Multi Client data products. Global Geophysical Services combines experience, innovation, operational safety and environmental responsibility with leading edge technology to facilitate the success of its clients by providing them the tools to Gain InSightSM.

To learn more about Global Geophysical Services, Inc. visit www.globalgeophysical.com.

The Global Geophysical Services, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=7300

CONTACT: Mathew Verghese
         Sr. VP and Chief Financial Officer
         ir@globalgeophysical.com
         Phone: (713) 808-1750
         Fax: (713) 972-1008
         www.globalgeophysical.com